Exhibit 99.1

Legacy Acquisition Corp. and Blue Impact Announce Business Combination

Combined Company Expected to be Listed on the New York Stock Exchange

Investor Conference Call Scheduled for Friday, August 23, 2019 at 11 am ET

(New York, NY) – August 23, 2019 – Legacy Acquisition Corp. (NYSE: “LGC”) (“Legacy”), a publicly-traded Special Purpose Acquisition Company, and Blue Focus Intelligent Communications Group (“BFICG”), announced today that Legacy has entered into a definitive share exchange agreement with an indirect, wholly-owned subsidiary of BFICG.1 BFICG is the leading publicly-listed Chinese marketing services holding company. Under the definitive agreement, Legacy will purchase all of the issued and outstanding shares of a newly formed and wholly-owned subsidiary of BFICG that at closing will hold the Blue Impact group business -- a digital-first, global advertising and marketing services group (the “Blue Impact business”). Immediately following the proposed transaction, Legacy intends to change its name to Blue Impact Inc. and is expected to continue to trade on the New York Stock Exchange.

Headquartered in Mountain View, California, the Blue Impact business portfolio of assets consists of leading digital, media, social, creative and data analytic advertising and marketing assets and agencies that serve both global blue chip and digital-disruptor clients.

The Blue Impact business2 consists of:

●	Vision 7, headquartered in Canada, a fully integrated marketing communications platform consisting of owned, paid, earned and shared media services. Vision7 consists of several leading agencies including The Camps Collective, Citizen Relations (including The Colony Project), Cossette Communications, Eleven LLC, Gene Global, K72, The Narrative Group, and Vision7 Media (including Cossette Media, Impact Research, Jungle & Magnet).

●	We Are Social, headquartered in the United Kingdom, a global social creative agency specializing in shared media in 11 countries including Australia, China, the United Arab Emirates, France, Germany, Italy, Japan, Singapore, Spain, the United Kingdom and the United States.

●	Fuseproject, headquartered in San Francisco, a fully integrated product design agency with capabilities spanning strategy, branding, industrial design, user experience design, activations and environmental design.

●	Metta, headquartered in Hong Kong (HK), China, a large full-service marketing agency in HK.

●	Madhouse, headquartered in Shanghai, a leading mobile-focused paid media and performance platform in China. It is one of the major outbound providers for Chinese brands to market their products and services outside of China.

1 Blue Valor Limited, a company incorporated in Hong Kong is the indirect, wholly-owned subsidiary of BFICG that is the seller in the definitive agreement.

2 To date, the entities forming the Blue Impact business, while under common control, generally have not been managed as a combined entity.

Under the terms of the definitive share exchange agreement, at closing, the selling entity will receive 30 million shares of Class A common stock of Legacy, and Legacy would assume $40 million of net debt related to the Blue Impact business and $48 million of deferred acquisition purchase price obligations. At the close of business on Thursday, August 22, the closing price of Legacy’s shares of Class A common stock was $10.17 per share. In addition, up to $222 million may be payable after the 2022 audit is complete in the form of an incentive-based earn-out tied to average profit growth of the Madhouse business over the three-year period ending December 31, 2022. At closing, assuming no redemptions and after accounting for estimated transaction costs, the combined company is projected to have approximately $176 million of cash available for acquisitions and working capital.

Post-closing, the Blue Impact business will be led by Brett Marchand as CEO, with Holly Zheng as Chairwoman of the post-acquisition Blue Impact Board. Holly Zheng is a board director of BFICG, the Chairwoman of the International Business Management Committee and the President of BFICG’s international business. Brett Marchand is currently the CEO of Vision7. He has more than 30 years of experience in marketing and advertising and has served in key roles within the Vision7 agencies for over fourteen years.  He worked as a marketer at Procter & Gamble, Campbell Soup and Molson Coors before his move into advertising and marketing services.

Edwin Rigaud, CEO of Legacy, commented: “As a management team with deep experience building and marketing global consumer brands, we are very pleased to announce our business combination with Blue Impact. Having screened over 370 opportunities since the establishment of our $300 million SPAC, we believe we have identified a leading global platform. The agencies that will form the Blue Impact business, together, form a leading and rapidly growing advertising and marketing services platform and are well positioned to capitalize on the confluence of several major marketing trends: the rise of mobile, digital and social communications, the advance of data-driven media and marketing, plus the continued emergence of highly nimble and client-focused talent.”

Holly Zheng, expected Board Chairwoman of the post-acquisition Blue Impact, added: “We are very excited about this unique opportunity to partner with Legacy, which offers a strong fit with our vision, strategy and culture. Blue Impact has the goal of becoming a world-class international marketing service provider in the era of digital transformation. By leveraging Legacy’s capital platform and our global reach and talent, Blue Impact will provide strong contribution to the growth of our clients, our people and our shareholders’ returns.”

Brett Marchand, who will assume the CEO role of the combined entity, commented: “I am very excited to be leading Blue Impact and an exceptional management team at a time of rapid change across the marketing industry. The communications landscape has never been more complex and Blue Impact’s nimble structure, broad array of digital capabilities and tight cross-company collaboration ideally position us to serve both our blue-chip client roster as well as the growing number of digital disruptors across almost every major industry. Also, we’ve developed several potentially disruptive growth initiatives, including Impact Campuses, serving major Chinese brands, and Marketing as a Service (MaaS) all of which will help the company to accelerate its growth for years to come.”

The Blue Impact business will also benefit from the broad advertising and marketing relationships of Legacy’s management team, most of whom were trained at Procter & Gamble. Chairman and CEO Edwin Rigaud and President and COO and expected post-acquisition Blue Impact director Darryl McCall both bring 30-years or more of experience leading major consumer brands at Procter & Gamble, which should enable them to connect the Blue Impact business with potential partners including members of the P&G Alumni Network. The P&G Alumni Network has over 150 current or former CEO’s of Fortune 1000 companies, and over 500 current and former Chief Marketing Officers and Chief Financial Officers.

Certain Highlights

●	The Blue Impact business, with a focus on digital marketing, serves the high growth advertising and marketing service sub-sectors, particularly mobile, social and data/analytics, which industry forecasters expect to post a 15% 2018-2021 global CAGR. The Blue Impact business has posted 3-year revenue and Adjusted EBITDA growth of 18% and 29%, respectively.[3]

●	The Blue Impact business has a global presence, serving over 3,000 clients across North America, Europe and Asia-Pacific, with 2500+ employees.

●	The Blue Impact business, with 63% of revenues derived from digital marketing activities, is well-positioned to compete for the most sophisticated marketing assignments from emerging disruptor advertisers.

●	The Blue Impact business has successfully implemented an integrated, shared-service model that boosts operational efficiencies, resulting in improved EBITDA margins. The Blue Impact business has enjoyed highly attractive cash flow conversion, benefiting from low capital expenditure requirements and attractive working capital dynamics.

3 This financial information is based on 2016-2019E financial statements. The 2016 financial statements are unaudited, and the audit of the 2017 and 2018 financial statements is ongoing. Refer to the disclaimer language at the end of this press release for more information regarding non-GAAP financial measures.

The Legacy and BFICG boards of directors have each unanimously approved the proposed transaction. Completion of the proposed transaction is subject to the approval of Legacy stockholders and other customary closing conditions. The parties anticipate that the transaction will be completed in 2019.

For additional information on the proposed transaction, see Legacy’s Current Report on Form 8-K, which will be filed promptly and can be obtained, without charge, at the website of the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov.

Wells Fargo and GP Bullhound are serving as financial advisors to Legacy. PJT Partners is advising the Blue Impact business. Wells Fargo Securities, LLC, Cantor Fitzgerald & Co., and Stifel, Nicolaus & Company are serving as capital markets advisors to Legacy. DLA-Piper (US) LLP is serving as legal advisor to Legacy. O’Melveny & Myers LLP and Greenberg Traurig LLP are serving as legal counsel for Blue Valor and BFICG.

Investor Conference Call Information:

Legacy and the Blue Impact business will host a joint investor conference call to discuss the proposed transaction tomorrow, Friday, August 23, 2019 at 11:00 am ET.

Interested parties may listen to the prepared remarks call via telephone by dialing 1-877-407-0789, or for international callers, 1-201-689-8562. A telephone replay will be available from 2:00 pm ET on Friday August 23, 2019 to 11:59 pm ET on Friday September 6, 2019 and can be accessed by dialing 1-844-512-2921, or for international callers, 1-412-317-6671 and entering replay Pin number: 13693935.

The conference call webcast, a related investor presentation with more detailed information regarding the proposed transaction, and a transcript of the investor call will be available at www.legacyacquisition.com. The investor presentation will also be furnished today to the SEC, which can be viewed at the SEC’s website at www.sec.gov.

About the Blue Impact business:

The Blue Impact business is a digital-first, integrated global marketing and communications services group. Based in Mountain View, California, the Blue Impact business employs more than 2,500 people, across 12 countries in digital, mobile, linear and social media and content. The Blue Impact businesses are: We Are Social, Madhouse, Metta, fuseproject and Vision7 International brands, including The Camps Collective, Citizen Relations (including The Colony Project), Cossette Communications, Eleven LLC, Gene Global, K72, The Narrative Group, and Vision7 Media (including Cossette Media, Impact Research, Jungle & Magnet).

The group serves a diverse client base that ranges from established blue-chip and mid-size clients to fast-growing global disruptors, all across multiple verticals, with two thirds of net revenue derived from digital media services. Clients include hundreds of the world’s best-known brands from major consumer goods manufacturers to cutting-edge technology companies.

The group’s services cover global intelligent marketing and communications solutions in brand strategy, digital creative production, ecommerce enablement, cloud-based CRM, big data analytics, digital and traditional media buying, and social media insights and marketing.

About Legacy:

Legacy raised $300 million in November 2017 and its securities are listed on the NYSE. Legacy was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination with one or more target businesses. Legacy is sponsored by a team of proven leaders primarily comprised of former Procter & Gamble executives and is supported by a founder/shareholder group of proven operationally based value builders. These executives have extensive experience in building brands and transforming businesses for accelerated growth. For more information Legacy, please visit www.LegacyAcquisition.com.

Important Information About the Proposed Transaction and the Extension and Where to Find It

In connection with the proposed transaction, Legacy intends to file a preliminary proxy statement and a definitive proxy statement with the SEC. In addition, Legacy has filed a preliminary proxy statement and intends to file a definitive proxy statement to be used at its special meeting of stockholders to approve an extension of time in which Legacy must complete a business combination or liquidate the trust account that holds the proceeds of Legacy’s initial public offering (the “Extension”). Legacy will mail the definitive proxy statement relating to the Extension to its stockholders of record as of September 6, 2019. Legacy’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statements and the amendments thereto and the definitive proxy statements and documents incorporated by reference therein filed in connection the Extension and the proposed transaction, as these materials will contain important information about the Extension, the Blue Impact business, Legacy and the proposed transaction contemplated by the share exchange agreement. When available, the definitive proxy statement and other relevant materials for the proposed transaction will be mailed to stockholders of Legacy as of a record date to be established for voting on the proposed transaction. Stockholders will also be able to obtain copies of the preliminary proxy statements, the definitive proxy statements and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161.

Participants in the Solicitation

Legacy and its directors and executive officers may be deemed participants in the solicitation of proxies from Legacy’s stockholders with respect to the proposed transaction and the Extension. A list of the names of those directors and executive officers and a description of their interests in Legacy is contained in Legacy’s annual report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Legacy Acquisition Corp., 1308 Race Street, Suite 200, Cincinnati, Ohio 45202, Attention: Secretary, (513) 618-7161. Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed transaction and the Extension when available.

Blue Valor, BFICG and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Legacy in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement for the proposed transaction when available.

Forward-Looking Statements:

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Legacy’s and the Blue Impact business’ actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “propose,” “plan,” “contemplate,” “may,” “will,” “shall,” “would,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “positioned,” “goal,” “conditional” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the anticipated portfolio of assets and agencies to comprise the Blue Impact business, Legacy’s anticipated name following the closing of the proposed transaction, the expectation that shares of the post-acquisition company will trade on the New York Stock Exchange following closing, the anticipated closing consideration for the proposed transaction, projected cash available for acquisitions and working capital following the closing and the anticipated closing date of the proposed transaction.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Legacy’s and the Blue Impact business’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the share exchange agreement, (2) the outcome of any legal proceedings that may be instituted against Legacy and other transaction parties following the announcement of the share exchange agreement and the transactions contemplated therein; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the stockholders of Legacy or other conditions to closing in the share exchange agreement; (4) the occurrence of any event, change or other circumstance that could otherwise cause the transaction to fail to close; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed transaction; (6) the inability to obtain or maintain the listing of the post-acquisition company’s common stock on the New York Stock Exchange following the proposed transaction; (7) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (8) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to operate cohesively as a standalone group, grow and manage growth profitably and retain its key employees; (9) costs related to the proposed transaction; (10) changes in applicable laws or regulations; (11) the possibility that the Blue Impact business or the combined company may be adversely affected by other economic business, and/or competitive factors; (12) the aggregate number of Legacy shares requested to be redeemed by Legacy’s stockholders in connection with the proposed transaction and the Extension; (13) the risk that current trends in digital media and marketing decelerate or do not continue; (14) the potential delay in completing the ongoing audit of the 2017 and 2018 financial statements and the potential for audit and other related adjustments to the financial results for such periods; (15) estimates for the financial performance of the Blue Impact business may prove to be incorrect or materially different from actual results; and (16) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed transaction, including those under “Risk Factors” therein, and in Legacy’s other filings with the SEC. Legacy cautions that the foregoing list of factors is not exclusive. Legacy cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Legacy does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation:

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Non-GAAP Financial Metrics:

This Press Release includes non-GAAP financial measures for the Blue Impact business that are not required by, or presented in accordance with, U.S. Generally Accepted Accounting Principles, including EBITDA and Adjusted EBITDA. Accordingly, such information and data will be adjusted and presented differently in the Legacy’s proxy statement to be filed with the SEC to solicit stockholder approval of the proposed transaction. Legacy and the Blue Impact business believe that the presentation of the non-GAAP measures provides information that is useful to investors because they are a key measure used by the management and board of directors of Legacy and the Blue Impact business to understand and evaluate core operating performance and trends. Investors should review the Blue Impact business’ audited and interim financial statements, which will be presented in Legacy’s proxy statement to be filed with the SEC, and not rely on any single financial measure to evaluate its businesses. Other companies may calculate EBITDA, Adjusted EBITDA, and other non-GAAP measures differently, and therefore Blue Impact business’ EBITDA, Adjusted EBITDA and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Investors:

Peter Stabler

ICR

peter.stabler@icrinc.com

Media:

Phil Denning

ICR

Phil.denning@icrinc.com